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                                                                    EXHIBIT 4.1

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

                                 [RED HAT LOGO]



          NUMBER                                                    SHARES
   RH                              RED HAT, INC.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    COMMON STOCK

                                                           SEE REVERSE SIDE
                                                        FOR CERTAIN DEFINITIONS

This Certifies that                                        CUSIP  756577 10 2







is the owner of






FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

                                      RED HAT, INC.


       (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are subject to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as now or hereafter amended.
            This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


       Dated:





  /s/ David Shumannfang            [CORPORATE SEAL]                  /s/ Matthew Szulik

          SECRETARY                                                        PRESIDENT


                                                         COUNTERSIGNED AND REGISTERED:
                                                              CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                         BY                                     TRANSFER AGENT
                                                                                                AND REGISTRAR



                                                                                            AUTHORIZED SIGNATURE

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                                 RED HAT, INC.

     The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Certificate of Incorporation, as amended from time to time.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM - as tenants in common               UNIF GIFT MIN ACT-________ Custodian________
                                                                    (Cust)            (Minor)

    TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors

    JT TEN  - as joint tenants with right
              of survivorship and not as                        Act _________________________
              tenants in common                                             (State)
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          Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

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                                                                         Shares
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of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                           X
     -----------------------     ----------------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                 CHANGE WHATEVER.



Signature(s) Guaranteed:
                        ----------------------------------------------------
                        The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantor Medallion Program), pursuant to S.E.C. Rule 17Ad-15.